                                                                   EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

  We consent to incorporation by reference in this Registration Statement of Pierce Leahy Corp. filed pursuant to Rule 462(b) of our report dated November 22, 1996 (January 10, 1997 as to Note 11) on the consolidated financial statements of Records Management Services, Inc. and subsidiaries included in Amendment No. 4 to Registration Statement No. 333-23119 of Pierce Leahy Corp.

Deloitte & Touche LLP

Chicago, Illinois
June 30, 1997